EXHIBIT 99.1

Contact:

Kristen Griffith

Investor Relations

IR@nexpoint.com

Media: Comms@nexpoint.com

NREF Announces Third Quarter 2026 Results, Provides Fourth Quarter 2026 Guidance

Dallas, TX, November 5, 2026 – NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") (NYSE: NREF) today reported its financial results for the quarter ended September 30, 2026.

NREF reported net loss attributable to common stockholders of $12.2 million, or $0.65 per diluted share1, for the three months ended September 30, 2026.

NREF reported cash available for distribution2 of $14.0 million, or $0.60 per diluted common share2, for the three months ended September 30, 2026.

“Our third quarter results reflect the consistency of the strategy we’ve outlined for investors: earnings that covered our dividend and a portfolio focused on sectors with durable demand. While many lenders continue to work through legacy credit issues, our disciplined underwriting allows us to stay selective and deploy capital where we see the best risk-adjusted opportunities, supporting stable income, portfolio growth, and long-term value for our shareholders,” said Matthew McGraner, Chief Investment Officer.

Third Quarter 2026 Highlights

•
Outstanding total portfolio of $1.0 billion, composed of 83 investments3
•
Life sciences, multifamily, Single-family rental (“SFR”), self-storage, industrial, and marinas represent 40.7%, 38.3%, 14.0%, 4.6%, 2.2% and 0.2% of the Company’s investment portfolio, respectively as of September 30, 2026
•
Weighted-average loan to value (“LTV”)4 and debt service coverage ratio (“DSCR”) on our senior loans, CMBS, CMBS I/O strips, preferred equity, promissory notes and mezzanine investments are 64.7% and 1.39x3, respectively
•
During the quarter, the Company funded $8.4MM on a loan that pays a monthly coupon of SOFR + 900 bps.
•
The Company funded $4.0MM on a preferred equity investment that pays a preferred monthly return of 14.0%.
•
The Company funded $2.2MM on a preferred equity investment that pays a preferred monthly return of 13.0%.
•
During the quarter, the Company raised $27.9MM in gross proceeds from the Series C preferred stock offering.
•
On October 26, 2026 NREF announced a fourth quarter dividend of $0.50 per common share.

1 Weighted-average shares outstanding - diluted assumes vesting of all outstanding unvested restricted stock units and the conversion of all redeemable non-controlling interests.

2 Earnings available for distribution (“EAD”), cash available for distribution (“CAD”) and adjusted weighted average common shares outstanding - diluted are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of these non-GAAP measures, see the “Reconciliations of Non-GAAP Financial Measures” and “Non-GAAP Financial Measures” sections of this release.

3 As of September 30, 2026; and excluding the common stock, preferred stock and stock warrants, revolving credit facility investments and the Alexander at the District, Ridgeview Place and Mag & May multifamily properties. CMBS B-Pieces reflected on an unconsolidated basis.

4 Loan to value is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. For our CMBS B-Pieces, LTV is based on the weighted-average LTV of the underlying loan pool.

5 Net income attributable to common stockholders in 4Q 2026 is estimated to be between $6.8 million and $9.2 million. See reconciliations below.

EXHIBIT 99.1

Looking Ahead: Fourth Quarter 2026 Guidance

Earnings Available for Distribution2

•
4Q 2026 EAD per diluted common share guidance is $0.425 at the midpoint

	Low		Mid		High
For the Three Months Ended	December 31, 2026		December 31, 2026		December 31, 2026

Net income	$18,352		$19,586		$20,761
Net (income) loss attributable to Series A preferred stockholders	(874)		(874)		(874)
Net (income) loss attributable to Series B preferred stockholders	(8,984)		(8,984)		(8,984)
Net (income) loss attributable to Series C preferred stockholders	(1,669)		(1,669)		(1,669)
Net income attributable to common stockholders	6,825		8,059		9,234
Adjustments:
Amortization of stock-based compensation	1,763		1,763		1,763
EAD	$8,588		$9,822		$10,997

Weighted average common shares outstanding - basic	18,848		18,848		18,848
Weighted average common shares outstanding - diluted	55,750		55,750		55,750
Shares attributable to potential redemption of Series B preferred	(27,016)		(27,016)		(27,016)
Shares attributable to potential redemption of Series C preferred	(5,285)		(5,285)		(5,285)
Adjusted weighted average common shares outstanding - diluted[1]	23,449		23,449		23,449

EPS per Weighted Average Share - diluted	$0.31		$0.34		$0.36
EAD per diluted common share[1]	$0.37		$0.42		$0.47

EPS Dividend Coverage Ratio	0.62	x	0.68	x	0.72	x
EAD Dividend Coverage Ratio[1]	0.74	x	0.84	x	0.94	x
(1)
Adjusted weighted average common shares outstanding – diluted does not include the dilutive effect of the potential redemption of Series B or Series C Preferred Stock for common shares.

EXHIBIT 99.1

Cash Available for Distribution2

•
4Q 2026 CAD per diluted common share guidance is $0.555 at the midpoint

	Low		Mid		High
For the Three Months Ended	December 31, 2026		December 31, 2026		December 31, 2026

EAD	$8,588		$9,822		$10,997
Adjustments:
Amortization of premiums	2,777		2,777		2,777
Accretion of discounts	(1,188)		(1,188)		(1,188)
Amortization and depreciation	1,525		1,525		1,525
CAD	$11,702		$12,936		$14,111

Weighted average common shares outstanding - basic	18,848		18,848		18,848
Weighted average common shares outstanding - diluted	55,750		55,750		55,750
Shares attributable to potential redemption of Series B preferred	(27,016)		(27,016)		(27,016)
Shares attributable to potential redemption of Series C preferred	(5,285)		(5,285)		(5,285)
Adjusted weighted average common shares outstanding - diluted[1]	23,449		23,449		23,449

EPS per Weighted Average Share - diluted	$0.31		$0.34		$0.36
CAD per diluted common share[1]	$0.50		$0.55		$0.60

EPS Dividend Coverage Ratio	0.62	x	0.68	x	0.72	x
CAD Dividend Coverage Ratio[1]	1.00	x	1.10	x	1.20	x
(1)
Adjusted weighted average common shares outstanding – diluted does not include the dilutive effect of the potential redemption of Series B or Series C Preferred Stock for common shares.

Conference Call Details

The Company is scheduled to host a conference call on, November 5, 2026, at 11:00 a.m. ET (10:00 a.m. CT), to discuss third quarter 2026 financial results.

The conference call can be accessed live over the phone by dialing 833-461-5787 or, for international callers, +1 365-657-4084 and using passcode Conference ID: 492 613 888. A live audio webcast of the call will be available online at the Company's website, nref.nexpoint.com (under "Resources"). An online replay will be available shortly after the call on the Company's website and continue to be available for 60 days.

For additional commentary and portfolio information, please view NREF’s earning supplement, which was posted on the Company’s website, nref.nexpoint.com.

Reconciliations of Non-GAAP Financial Measures

The following table provides a reconciliation of Earnings Available for Distribution and Cash Available for Distribution to GAAP net income attributable to common stockholders and Adjusted Weighted Average Common Shares Outstanding – diluted to Weighted Average Common Shares Outstanding - diluted (in thousands, except per share amounts):

	For the Three Months Ended September 30,
	2026	2025
Net income (loss) attributable to common stockholders	$(12,201)	$35,032
Net income attributable to redeemable noncontrolling interests	198	7,782
Adjustments
Amortization of stock-based compensation	1,764	1,504
Provision for (reversal of) credit losses	460	15,680
Equity in (income) losses of equity method investments	—	(12)
Unrealized (gains) or losses (1)	21,931	(48,343)
EAD	$12,152	$11,643

EAD per Diluted Common Share	$0.52	$0.51

Adjustments
Amortization of premiums	2,404	3,750
Accretion of discounts	(1,150)	(4,055)
Depreciation and amortization of real estate investments	1,754	620
Amortization of deferred financing costs	(1,200)	137
CAD	$13,960	$12,095

CAD per Diluted Common Share	$0.60	$0.53

Weighted-average common shares outstanding - basic	18,848	17,722
Weighted-average common shares outstanding - diluted	54,479	43,854
Shares attributable to potential redemption of Series B Preferred	(27,211)	(20,999)
Shares attributable to potential redemption of Series C Preferred	(3,937)	—
Adjusted weighted-average common shares outstanding - diluted (2)	23,331	22,855
(1)
Unrealized gains represent the net change in unrealized gains on investments and derivatives held at fair value.
(2)
Adjusted weighted average common shares outstanding – diluted does not include the dilutive effective of the potential redemption of Series B or Series C Preferred Stock for our common shares.

About NexPoint Real Estate Finance, Inc.

NexPoint Real Estate Finance, Inc., is a publicly traded REIT, with its common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange under the symbols “NREF” and “NREF-PRA”, respectively, primarily focused on originating, structuring and investing in first-lien mortgage loans, mezzanine loans, preferred equity, convertible notes, multifamily properties and common equity investments, as well as multifamily and single-family rental commercial mortgage-backed securities securitizations, promissory notes, revolving credit facilities and stock warrants. More information about the Company is available at nref.nexpoint.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate," “believe,” "estimate," "expect," "intend," "may," "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s business, strategy and industry in general, fourth quarter 2026 guidance, including net income, net income attributable to common stockholders, EAD, CAD, EAD and CAD per diluted common share and related coverage ratios and related assumptions and estimates, the Company's intent to not settle Series B or Series C Preferred redemptions in shares of common stock when the Company's common stock price is below book value and the consistency of the Company's strategy focused on earnings that cover the Company's dividend and on sectors with durable demand and the Company staying selective and deploying capital where it sees the best risk-adjusted opportunities, supporting stable income, portfolio growth and long-term value for its shareholders. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the “SEC”), particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s Annual Report on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this press release and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this press release are EAD, CAD, EAD and CAD per diluted common share and adjusted weighted average common shares outstanding - diluted.

EAD is defined as net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. The Company also adjusts EAD to remove the income/(losses) from equity method investments as they represent changes in the equity value of our investment rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this press release includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to our external manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

EAD per diluted common share and CAD per diluted common share are based on adjusted weighted average common shares outstanding – diluted. Adjusted weighted average common shares outstanding - diluted is calculating by subtracting the dilutive effect of potential redemptions of Series B and Series C Preferred shares for shares of our common stock from weighted average common shares outstanding - diluted. We believe providing adjusted weighted average common shares outstanding - diluted to our investors is helpful in their assessment of our performance without the potential dilutive effective of the Series B or Series C Preferred shares. We have the right to redeem the Series B and Series C Preferred shares for cash or shares of our common stock. Additionally, Series B and Series C Preferred redemptions are capped at 2% of the outstanding Series B or Series C Preferred shares per month, 5% per quarter and 20% per year, respectively. The Company maintains sufficient liquidity to pay cash to cover any redemptions up to the quarterly redemption cap. Further, it is the Company's intent to not settle Series B or Series C Preferred redemptions in shares of common stock when the Company's common stock price is below book value.

Adjusted weighted average common shares outstanding – diluted should not be considered as an alternative to the GAAP measure. Our computation of adjusted weighted average common shares outstanding – diluted may not be comparable to adjusted weighted average common shares outstanding - diluted reported by other companies.